UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Results of Operations and Financial Condition.

On April 9, 2020, we issued a press release (the “Press Release”) announcing preliminary revenue results for the fiscal quarter ended March 31, 2020. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Press Release also contains certain information related to the COVID-19 impact on our business and some of the efforts we have undertaken in response. In addition, we announced that we are withdrawing our previously announced annual guidance for 2020, which was issued on February 27, 2020 due to the rapidly evolving and continued uncertainties resulting from its impact. In addition, our Chief Executive Officer, our other named executive officers and other senior executives have agreed to base salary reductions and the directors on our board of directors have agreed to a reduction in their fees, until business and economic conditions improve.

Given the uncertain scope and duration of the COVID-19 pandemic, we are unable to estimate the impact of the COVID-19 outbreak on our operations and financial results. We plan to provide additional information during our first quarter earnings release and conference call based on the information available at that time.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of April 9, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: April 9, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer